SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                      September 23, 1998



                 Wyman Park Bancorporation, Inc.
      (Exact name of Registrant as specified in its Charter)


  Delaware              0-23345             52-2068893
(State or other     (Commission File      (IRS Employer
jurisdiction of       Number)              Identification
incorporation)                             Number)


11 West Ridgely Road, Lutherville, Maryland            21094
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:
(410) 252-6450


                              N/A
  (Former name or former address, if changed since last report)

Item  5.  Other Events

     Wyman Park Bancorporation, Inc. issued a press release dated
September 23, 1998, attached hereto as Exhibit 28.1, announcing an amendment to its Bylaws.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

             Exhibit 28.1   Press Release dated September 23, 1998.

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WYMAN PARK BANCORPORATION, INC.



Date: September 23, 1998           By: /s/ Ernest A. Moretti
                                   Ernest A. Moretti
                                   President and Chief Executive
                                 Officer